[LETTERHEAD THIRD AVENUE VALUE FUND]



December 28, 1995

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

Re:  Third Avenue Value Fund, Inc.
     (File No. 811-6086)

Dear Ladies and Gentlemen:

     On behalf of Third Avenue Fund, Inc. (the "Fund"), an open-end investment company registered under the Investment Company Act of 1940, as amended, (the "Act"), and pursuant to Rule 30b2-1 of the Act, enclosed herewith and filed electronically is a copy of the October 31, 1995 Annual Report mailed to shareholders on or about December 22, 1995.

Sincerely,

/s/ Jill Kopin
--------------------
Jill Kopin
Fund Administrator

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                            THIRD AVENUE VALUE FUND





                                 ANNUAL REPORT
                                    -------
                                October 31, 1995

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Dear Fellow Shareholders:

At October 31, 1995, the audited net asset value attributable to the 14,524,055 common shares outstanding of Third Avenue Value Fund, Inc. ("TAVF", or the "Fund") was $21.53 per share. This compares with a net asset value at October 31, 1994, as adjusted for subsequent shareholder distributions, of $17.62 per share; and an unaudited net asset value of $20.98 at July 31, 1995. At December 7,1995 the unaudited net asset value was $22.39 per share.

QUARTERLY ACTIVITY
During the quarter ended October 31, 1995, TAVF acquired new positions in eight issues, and increased its holdings of six issues. Four issues were eliminated completely, and three positions were reduced, two of which, Eljer Industries, Inc. Bank Debt ("Eljer Bank Debt") and Olympia & York Maiden Lane Finance Corp. Secured Notes ("O & Y Debt") represent prepayments of debt.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

25,000 shares                       Carver Federal Savings Bank Common
                                    Stock ("Carver Common")

582,800 shares                      Charming Shoppes, Inc. Common Stock
                                    ("Charming Shoppes Common")

57,000 shares                       Evans & Sutherland Computer Corp.
                                    Common Stock ("Evans & Sutherland Common")

3,200 shares                        EVEREN Capital Corp. Series A Preferred
                                    Stock ("EVEREN Preferred")

50,000 shares                       Ford Motor Company Common Stock
                                    ("Ford Common")

15,000 shares                       H.B. Fuller Company Common Stock
                                    ("Fuller Common")

191,200 shares                      Kentucky Medical Insurance Company
                                    Common Stock ("KMI Common")

                                       1

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)
45,000 shares                       Progressions Health Systems, Inc. Common
                                    Stock ("PHS Common")

                                    INCREASES IN EXISTING POSITIONS
$2,000,000                          U.S. Government Agency Inverse Floaters
                                    ("Inverse Floaters")

90,000 shares                       Capital Guaranty Corp. Common Stock
                                    ("Cap Guaranty Common")

50,000 shares                       Cummins Engine Company, Inc. Common
                                    Stock ("Cummins Common")

45,000 shares                       Sbarro, Inc. Common Stock ("Sbarro
                                    Common")

10,000 shares                       Tricord Systems, Inc. Common Stock
                                    ("Tricord Common")

24,200 shares                       Weis Markets, Inc. Common Stock ("Weis
                                    Markets Common")

                                    POSITIONS ELIMINATED
380,952 shares                      Fidelity Federal Bank, Class A Common
                                    Stock ("Fidelity Common")

114,500 shares                      Micronics Computers, Inc. Common Stock
                                    ("Micronics Common")

809,859 shares                      UnionFed Financial Corp. Common Stock
                                    ("UnionFed Common")

53,900 shares                       Walker Interactive Systems, Inc. Common
                                    Stock ("Walker Common")

                                    POSITIONS REDUCED
$471,376                            Eljer Bank Debt

$215,137                            O & Y Debt

55,000 shares                       Apple Computer, Inc. Common Stock
                                    ("Apple Common")

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Of  the  new   positions   acquired,   EVEREN   Preferred  and  PHS  Common  are
insignificant. EVEREN Preferred was received as a dividend paid to holders of Kemper Corp. Common Stock. PHS Common was acquired at a cost of 75 cents per share. At the time of acquisition, I was hopeful that the Fund might acquire around 1,000,000 shares of PHS Common, something that now appears to be remote.

Carver Common, the common stock of a very well-capitalized community bank headquartered in Harlem in New York City, was available at a huge discount from book value. Given skill, and perhaps some luck, the new Carver management might be able to enable the bank to earn average returns, or even above-average returns, in the years ahead by employing its large amount of high quality assets in the African-American community. If so, Carver Common is likely to be a big winner.

Thank Goodness for Dan Dorfman and his television broadcasts. His bullish recommendation of Walker Common gave TAVF a window in which to sell Walker Common, a high tech-small cap "venture capital" type of issue where I had lost confidence in the company. More importantly, Mr. Dorfman's bearish stance on Charming Shoppes, reporting that it was a candidate for Chapter 11, gave the Fund a window in which it could acquire Charming Shoppes Common at perhaps half its price of a few months earlier. Retailing is an inordinately tough business, but one necessary condition for success appears to be that a retailer have so much basic financial strength that the company can operate without being a supplicant to institutional lenders, trade creditors and landlords. I think Charming Shoppes probably continues to meet this test even though 1995 sales and earnings, at least through November, fell off a cliff. There is no question that Sbarro and Weis Markets comfortably meet this necessary condition of financial strength. We added to our positions in Sbarro Common and Weis Markets Common during the quarter.

The market prices of the equity and fixed income securities of many retailers are currently as depressed as I have ever seen them, perhaps as depressed as the market prices are buoyant now for many high tech-small cap common stocks. If the Fund can invest in selected retailing equity issues at these prices and avoid recapitalizations, or suffer minimal or no dilution in a recapitalization, the total return on such investments over the long term ought to be pretty good. Charming Shoppes seems to be such a situation. Further, TAVF ought to fare pretty well investing in the equities of retailers with super-strong financial positions, provided those companies use their superior finances to acquire others, or open new stores, during this depressed period. Sbarro and Weis
Markets seem to be situations characterized by excess cash holdings while Charming Shoppes' financial position seems to be only adequate.

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Evans & Sutherland,  basically a smaller-sized  competitor of Silicon  Graphics, easily met all of the criteria of financial strength and common stock pricing that the Fund had set up for its "venture capital" portfolio. If we and our outside electronics consultant are right, Evans & Sutherland has outstanding long-term growth prospects, in part because we are so favorably impressed with Evans & Sutherland's new (since the end of 1994) management.

Management of Ford seems to be under some pressure from the Ford family to do things to "enhance shareholder value", i.e., get Ford Common to sell at higher prices than current levels in the high 20's and low 30's. Management is moving to sell off, or otherwise distribute, certain parts of Ford's financial service subsidiaries which, in the aggregate, appear as if they have a value of at least $10 per share of Ford Common, and maybe as much as $15. Ford is a cash-rich company whose basic, though highly cyclical, automotive operations probably have an earning power on a long-term basis of, say $2.50 to $3.50 per year per share of Ford Common. The negative on Ford is that it is almost the only equity issue in the TAVF portfolio where I think growth will be very hard to come by.

A number of years ago, in the early 1980's, I had been retained as an investment banker by a small adhesives manufacturer. The most memorable thing about that engagement was my discovery of the existence of Fuller, the very paradigm of what an adhesives, and related products, manufacturer should be. Seemingly, because earnings per share in the quarter ended May 31, 1995 were well below "street" estimates, the price of Fuller Common declined materially and the issue became available to the Fund at what seems to be a reasonable price. Fuller has enjoyed stable, long-term growth; prospects seem reasonable that Fuller will continue to grow. I wish the Fuller balance sheet were stronger, but it probably is okay.

KMI Common is a risk arbitrage security, where assuming everything goes according to plan (as seems to be the case), TAVF will receive $12.37 per share in cash as soon as the proposed merger with Michigan Physicians Mutual Liability Insurance Co. closes. The closing is scheduled for sometime in December. If payment is received in December, the compounded annual return to the Fund will be in excess of 30%. Even if the cash merger is not consummated, I don't think that there is much long-term investment risk in holding KMI Common.

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The Fund now owns  approximately 5.7% of the outstanding Cap Guaranty Common. In
September, TAVF filed a Schedule 13-D notice of its holdings with the Securities and Exchange Commission. The Fund disclosed in that filing that TAVF will vote against the proposed acquisition of Cap Guaranty by Financial Security Assurance Holdings Ltd. ("FSA") unless the price offered-$23 per share of Cap Guaranty Common-was increased. The acquisition consideration is to be mostly FSA Common. Whether or not the price is increased, the Fund will end up as a large holder of FSA as long as FSA is combined with Cap Guaranty. At current market, the value of TAVF's holdings of Cap Guaranty Common and FSA Common combined, assuming the merger is consummated, will exceed $13 million.

Micronics Common, a "venture capital" investment, was sold because Micronics had dissipated its strong cash position, mostly through an acquisition, and because the company's principal product line, computer motherboards, is going to have to withstand an aggressive competitive onslaught from Intel, Inc.

As I've pointed out in previous reports, the investments in Fidelity Common and UnionFed Common were mistakes; neither depository institution was well capitalized. We disposed of these issues this year so as to realize capital losses for income tax purposes in order to offset realized capital gains. In order to realize further capital losses, TAVF also disposed of 55,000 shares of Apple Common for which the Fund's cost basis was in excess of $43 per share. TAVF continues to hold 95,000 shares of Apple Common. I don't think Apple Common is going to be a mistake, because of my continuing belief that Apple ought to be a valuable property either as a going-concern or as a takeover candidate.

DEFINING VALUE INVESTING
The way TAVF defines value investing seems to have little relationship to the way value investing is defined conventionally, either by Frank Russell Company, publishers of the Russell Indices, or by the Association for Investment Management and Research which recently published a monograph, Value and Growth Styles in Equity Investing. The non-TAVF definition of value investing seems neatly summarized in the criteria for "The Russell 1000 Value Index" published by Dean Witter Reynolds, Inc. ("Dean Witter"). According to Dean Witter, the Russell Value Index contains "1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the more growth-oriented securities in the Russell 1000 Growth Index. It represents the universe of stocks from which Value Managers typically select."

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For TAVF,  value  investing in equities is best defined as buying "what is" safe and cheap, with a primary emphasis on safe. Other definitions of value investing sometimes include, as does the TAVF definition, relying more on "what is" in an analysis and relying correspondingly less on predictions of future corporate or securities events. However, I have never seen a non-TAVF definition of value investing which emphasizes safe.

The first, and most important, criterion for safe is an emphasis on a strong financial position for an issuer. Thus, the Fund tends to be far more interested in the quality of an issuer's net asset or book value than in the quantity of book value.

The vast majority of common stock issues held in the TAVF portfolio are equities of issuers which enjoy strong financial positions. While the TAVF analyses place a primary emphasis on existing asset values rather than on predictions of future flows, whether cash or earnings, that emphasis on asset values is on the quality of such asset values rather than the quantity of such asset values. By contrast, book value is strictly a quantitative yardstick.

The role of book value in a fund analysis depends on the industry being analyzed. When acquiring the common stocks of well-capitalized depository institutions, TAVF generally does not pay more than 80% of pro-forma book value, while in the case of "venture capital" situations the pricing for those common stocks generally goes to a maximum of 160% of book value. In the cases of real estate, broker/dealer, financial insurance and title insurance equities, book value is ignored and the quantitative emphasis is placed on either appraised values or estimated sales values. And I think that most TAVF investments, except perhaps for the few risk arbitrage securities held, qualify as value investments despite a failure to emphasize rigid general rules about book value. (The rule in value investing is do not pay up, but in risk arbitrage where there are reasonably determinant workouts in reasonably determinant periods of time, you cannot be a player unless you are willing to pay up, e.g., in the first half of calendar 1995 prior to the merger announcement, KMI Common was selling around a high of $7 per share, but post merger announcement, TAVF believed that KMI Common was very attractive in a risk arbitrage context at a cost of $11.13 per share.)

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There are trade-offs involved in having TAVF focus on strong financial positions for purposes of being safe. First, the managements of the companies in which TAVF invests tend to be quite conservative and non-promotional, frequently uninterested in the market price of the common stock. This is certainly understandable because the companies tend to have no need to access capital markets and insiders are generally not seeking exits for their positions by a sale into public markets. Second, Returns on Equity ("ROE") tend to be sub-par because the companies are unlevered on the right-hand side of the balance sheet and cash-rich, rather than return-on-the-employment-of-assets rich, on the left-hand side of the balance sheet. These are managements which tend to sacrifice ROE for safety.

The Fund measures cheap by examining the prices to be paid for a common stock against the background of what we estimate a common stock would be worth were the business a private company, or a takeover candidate. The criteria for measuring such values revolve around perceived abilities to finance a transaction, long-term outlooks and exit strategies, with exit strategies ranging from pure operating forecasts, i.e., converting present strong financial positions, and other positive asset attributes, into future earnings or cash flows; liquidating values; refinancing values; and merger and acquisition values including going-privates and leveraged buy-outs. The Fund pays little or no attention to stock market factors, including industry identifications, reported earnings per share, dividends, sponsorship, marketability of securities, technical and chartist considerations, and macro factors such as interest rate predictions, the level of the Dow-Jones Industrial Average, Employment or GDP data.

There are also trade-offs involved in meeting the Fund's standards for cheap. In practically every buy situation for TAVF, the immediate profitability outlook is poor, or the recent past has been disappointing in terms of operations. Further, dividend yields tend to range between small and non-existent. In these regards, the Fund's value investing picks are in direct conflict with Russell Value Index criteria which identifies value investors as seeking a "lower (current) price-earnings ratio and higher dividend yields." At the time TAVF acquires securities, I would bet that current price-earnings ratios are way above average (due to temporarily weak earnings) and dividend yields are way below average, even though TAVF is a value investor. For example, among the securities acquired during the last quarter, I would guess that the immediate profit outlooks are poor for Charming Shoppes, Ford, Cummins, Sbarro and Weis Markets.

The Fund concentrates on corporate considerations and all but ignores stock market considerations, a point brought forcefully home during the last quarter when I decided to retain TAVF's high tech-small cap "venture capital" portfolio pretty much intact, despite my fears that substantial speculative excesses may exist in the general market for high tech-small cap common stocks.

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An astute  observer  commented  that the stock  market  is, in the short  run, a voting machine reflecting speculators' sentiments, and, in the long run, a weighing machine, measuring individual business' performances. TAVF's entire emphasis is on the weighing machine aspect of the market, not the voting machine aspect. Our interest is in how the businesses in which we will invest will perform over the long term, rather than what investor-speculator sentiment might be short term.

My bearishness about high tech-small cap, in general, stems from scanning the huge numbers of Initial Public Offering ("IPO") preliminary prospectuses, commonly called "red herrings", that come across my desk. It appears as if lower and lower quality issues are being marketed as IPO's at higher and higher prices. The last time I observed such a dangerous "red herring" environment was for new issues of junk bonds in the late 1980's, just before that market cratered. Looking only at the voting machine, prices in the market for high tech-small cap stocks seem quite vulnerable to me, probably including the issues held in the TAVF portfolio. Looking at the weighing machine, though, most of the specific issues held by the Fund seem to have very promising long-term growth prospects as participants in the "digital revolution". Further, few seem grossly overpriced based on current results which, by and large, reflect considerable growth for these companies in the last two or three years. The market, as a voting machine, may cause the TAVF high tech-small cap portfolio to perform poorly in the months just ahead. So what! If we are right about the businesses, the relevant securities are "holds", not "sells". TAVF is not in the business of selling the equities of good companies contained in its portfolio because I have a feeling that a specific market, e.g. high tech-small cap, might be high. Rather, the Fund is in the business of averaging down when the common stocks that trade in that market are available at prices that are cheap. That is what a buy and hold strategy is really about.

If this is a valid viewpoint, TAVF ought to fare well with these securities, the near-term market outlook notwithstanding, provided, of course, that my analyses of these companies are reasonable. Money managers who strive to maximize performance consistently pretty much have to be traders, acting and reacting based on their market judgments. Most money managers who share my fears about the market for high tech-small cap issues probably would dispose of their positions in these issues. That is just not the TAVF game.

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Incidentally,  my comments in this letter seem to demonstrate  why it is so hard for a fundamentalist to comment meaningfully on general markets. At the same time that there exists a strong bull market for high tech-small cap equities, the securities of many retailers are trading at prices that reflect a panic-stricken bear market. The investment art is not an easy one because even the most extreme bull and bear markets always seem to be grounded, at least in part, in corporate reality. Many, even if only a small minority, of high tech-small cap companies will participate fully in the forthcoming growth in computers, networking, multi-media and biotechnology; while, with the country as overstored as it is, retailing seems likely to remain a problem area for some time to come.

THE SIGNIFICANCE OF PAST PERFORMANCE
TAVF completed the first five years of its existence on October 31. Overall, the Fund's performance appears to have been outstanding. The average annual return over the five-year period was 22.31%, in the top 3% of those mutual funds which are equity funds or balanced funds, on a load-adjusted basis. On an after-tax basis for its shareholders who are U.S. taxpayers, TAVF probably did even better compared with other mutual funds. Unlike funds whose portfolio management is characterized by high turnover, the Fund is able to, and does, plan its investment strategies with a view towards minimizing, in each given year, the income tax liabilities to which TAVF shareholders who are also U.S. taxpayers would be subject. TAVF's portfolio turnover numbers were 15% and 5% in fiscal 1995 and 1994, respectively.

So, if I say, as I do, that the significance of past performance is overrated, and the significance of comparative (with other mutual funds) past performance is vastly overrated as a factor that ought to influence investment decisions by holders of mutual fund shares, I can hardly be accused of having a "sour grapes" attitude.

I think that what the intelligent investor in mutual funds wants, or ought to want, as a base case is reasonable long-term performance, combined with safety and good service. If superior long-term performance can also be delivered for the investor, that's well and good, but achieving superior performance ought not to be the primary goal, nor can it be the sole goal for the thoughtful long-term investor. This is certainly true for investors with long-term goals such as saving for retirement or childrens' educations. TAVF will continue to be managed with a multiplicity of goals; superior performance if we can get it, without striving so hard for superior performance that prospects for reasonable performance and safety are sacrificed. In this respect, I'm much like the managements of many of our portfolio companies--willing to sacrifice ROE in order to reduce investment risk. One management goal of the Fund is to continue to seek to earn, on average over the long term, a total return of 20% per annum. It never will be TAVF's sole goal.

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Further,  TAVF will  continue to place its sole  emphasis on trying to ascertain fundamental corporate and securities values. The Fund will not base its investment decisions on having views about general markets or specific sectors of markets. It is tough enough to analyze corporate phenomena without getting involved in reading stock market "tea leaves".

One of the things TAVF will not do is try to outperform other funds, the market, or an index, consistently. "Consistently" is an academic word that really means very short term--maybe weekly, monthly, or certainly no longer than annually. As has been shown in virtually all price studies, no one can beat the market consistently; one certainly can't beat the market consistently by trying to beat the market consistently, unless that person has a promoter's edge. Trying to outperform any standard consistently inexorably has lead to speculative excesses, it seems to me. TAVF's minimum objective is to earn, on average, reasonable long-term returns in an environment where TAVF is assuming a low level of long-term investment risk. I am hopeful that the Fund can continue to earn on average at least 20% per year, and also give our shareholders the well above-average returns that characterized the first five years of TAVF's life. There are no guarantees. Averaging 20% long-term will not be easy. In any event, earning well above-average returns is far from TAVF's sole investment objective. If it were, I think I would be doing a disservice to our shareholders, including my family and myself, who are among the Fund's largest shareholders.

The methodology used by the Fund to try to deliver to its shareholders a combination of superior performance and superior safety, both measured on a long-term basis rather than by consistency, is embodied in the following basic precepts:
        1)Investment practices will continue to be in line with the safe and cheap concepts discussed previously under Defining Value Investing.

        2)Expenses of operation will be kept at minimums. If commission and trading costs are added to expenses, TAVF, with its ultra-low portfolio turnover ought to be among the lower cost equity funds in the industry.

        3)Expenses to investors will be kept to a minimum. The Fund itself is no-load, and the fees charged by those financial planners who recommend TAVF tend to be modest.

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The  Investment  Company  Act of 1940,  as  amended,  is a  remarkable  piece of legislation  in that it resulted in a regulatory  framework  where  investors in
mutual  funds  (including   closed-end  funds)  obtain   tremendously   valuable
substantive protections, while at the same time fund sponsors and managers (such as myself) are very well compensated if they are able to attract and retain money over the long term. These 1940 Act protections which TAVF, and all other funds, deliver to investors include the following:
     o    Strict limitations on borrowing
     o    Portfolio diversification (required by the Internal Revenue Code)
     o    Managers bound by fund's fundamental  investment policies
     o    Limitations on transactions with affiliates
     o    Independents serving on Boards of Directors
     o Practical limitations on churning (based on the short-short rules under the Internal Revenue Code)
     o    Strict  bookkeeping  and custodial requirements
     o    Annual audits

Because of these substantive protections, investors in mutual funds, including TAVF, are unlikely to be "ripped off", as had happened so often when outside investors were induced to part with money in order to acquire limited partnership interests in tax shelters, penny-stock promotions, IPO portfolios, trading systems which involved churning, private hedge funds, and other esoterica. The same abuses are not going to happen to anywhere near the same extent in mutual funds, in my opinion. If investors lose in mutual funds, it is likely to be because managements were stupid, not because investors were cheated. (Speaking of stupid, a professional on Wall Street is not defined as anyone with special training or knowledge but rather is someone who works in the financial community full-time and collects, or shares, in compensation not available to outside investors.)

DIVIDEND AND SHARE INFORMATION
On November 21, 1995,  TAVF declared a dividend  from the Fund's net  investment
income   through  the  period  ending   December  31,  1995  in  the  amount  of
approximately $0.391 per Fund share. TAVF also declared distributions of approximately $0.065, representing short-term capital gains through the period ended October 31, 1995; and approximately $0.089 per share, representing long-term capital gains through the period ended October 31, 1995. These distributions are payable January 4, 1996 to Fund shareholders of record on December 28, 1995. The precise amount of each distribution will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 28, 1995. The distributions are payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 29, 1995, the "ex" date, or valuation date, for reinvestment.

                                       11

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I will write you again when we publish the report for the quarter to end January
31, 1996.

Best wishes for a healthy and prosperous holiday season.

Sincerely yours,
/s/ Martin J. Whitman
Martin J. Whitman
Chairman of the Board

                                       12

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                          THIRD AVENUE VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1995

                PRINCIPAL                                      VALUE        % OF
               AMOUNT ($)   ISSUES                           (NOTE 1) NET ASSETS
--------------------------------------------------------------------------------
BANK DEBT - 5.05%
Oil             1,889,887   Cimarron Petroleum Corp. (c) (d)$1,909,112   0.61%

Plumbing Fixtures
               14,306,696   Eljer Industries, Inc. (c) (e)  13,877,495   4.44%
                                                            ----------
                            TOTAL BANK DEBT (Cost $15,008,611)
                                                            15,786,607
                                                            ----------
--------------------------------------------------------------------------------
BONDS - 0.77%
Memberships     2,891,000   USTrails Inc.,
Sports &                    Secured Notes 12%, 07/15/98      1,922,515   0.62%
Recreation Clubs

Real Estate     1,016,717   Olympia & York Maiden Lane Finance Corp.,
                            Secured Notes 10.375%, 12/31/95    482,941   0.15%
                                                             ---------
                            TOTAL BONDS (Cost $3,192,644)    2,405,456
                                                             ---------
--------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS - 4.10%

                2,058,631   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-129 S, Inverse Floater
                            3.53233% due 8/25/08 (f)         1,315,362

                2,889,650   Federal Home Loan Mortgage Corp.
                            Collateralized Mortgage Obligation,
                            Series 1635 K, Inverse Floater
                            5.18325% due 12/15/08 (f)        1,704,316

                6,600,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-229 SB, Inverse Floater
                            4.73485% due 12/25/08 (f)        3,770,448

                  300,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1993-221 SG, Inverse Floater
                            2.39322% due 12/25/08 (f)          172,083

                3,000,000   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1994-13 SM, Inverse Floater
                            6.90637% due 2/25/09 (f)         1,975,440

                2,683,270   Federal National Mortgage Association
                            Collateralized Mortgage Obligation,
                            Series 1994-13 SK, Inverse Floater
                            6.31117% due 2/25/09 (f)         1,682,303

    The accompanying notes are an integral part of the financial statements.

                                       13

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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1995

                PRINCIPAL                                      VALUE        % OF
               AMOUNT ($)   ISSUES                           (NOTE 1) NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS (CONTINUED)
                5,000,000   Federal Home Loan Mortgage Corp.
                            Collateralized Mortgage Obligation,
                            Series 1518 G, Inverse Floater
                            3.4% due 5/15/23 (f)          $ 2,190,650
                                                          -----------
                            TOTAL GOVERNMENT AGENCY BONDS
                            (Cost $11,248,089)             12,810,602    4.10%
                                                          -----------
                   SHARES
                 OR UNITS
--------------------------------------------------------------------------------
COMMON STOCKS AND
LIMITED PARTNERSHIP UNITS - 69.37%
Annuities         100,000   SunAmerica Inc.                 6,225,000    1.99%
& Mutual Fund                                              ----------
Management & Sales

Business           43,200   Capital Southwest Corp.         1,987,200    0.64%
Development                                                ----------
Companies

Cogeneration      176,900   Destec Energy, Inc. (b)         2,498,712    0.80%
Services &                                                 ----------
Small Power Producers

Computer &         95,000   Apple Computer, Inc.            3,449,687
Office Equipment   55,000   Cray Research, Inc. (b)         1,141,250
                  195,000   Digital Equipment Corp. (b)    10,554,375
                                                           ----------
                                                           15,145,312    4.84%
                                                           ----------
Contract          141,900   Perini Corp. (b)                1,649,587    0.53%
Construction                                               ----------

Depository
Institutions       26,500   Astoria Financial Corp.         1,136,187
                   25,000   Carver Federal Savings Bank (b)   218,750
                  149,227   Glendale Federal Bank           2,387,632
                   53,480   Glendale Federal Bank Warrants (b)374,360
                  100,000   GP Financial Corp.              2,700,000
                   10,000   Letchworth Independent
                            Bancshares Corp                   282,500
                   10,000   Letchworth Independent
                            Bancshares Corp.
                            Warrants (b)                       55,000
                   34,783   People's Heritage
                            Financial Group, Inc.             660,877
                   80,000   Security Capital Corp. (b)      4,380,000
                                                           ----------
                                                           12,195,306    3.90%
                                                           ----------
Financial         100,000   AMBAC Inc.                      4,212,500
Insurance

    The accompanying notes are an integral part of the financial statements.

                                       14

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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1995

                   SHARES                                      VALUE        % OF
                 OR UNITS   ISSUES                           (NOTE 1) NET ASSETS
--------------------------------------------------------------------------------
Financial Insurance (continued)
                  500,000   Capital Guaranty Corp. (a)    $11,062,500
                  244,100   Enhance Financial Services
                            Corp.                           4,973,537
                  177,000   Financial Security Assurance
                            Holdings Ltd.                   4,602,000
                  120,000   MBIA Inc.                       8,355,000
                                                           ----------
                                                           33,205,537   10.62%
                                                           ----------
Forest Products    54,400   St. Joe Paper Co.               3,298,000    1.05%
                                                           ----------
General
Manufacturing     125,000   Cummins Engine Co., Inc.        4,390,625
                   15,000   H.B. Fuller Co.                   472,500
                                                           ----------
                                                            4,863,125    1.56%
                                                           ----------
Holding Companies  50,000   Aristotle Corp. (b)               156,250
                   21,400   White River Corp. (b)             743,650
                                                           ----------
                                                              899,900    0.29%
                                                           ----------
Insurance Holding 100,000   ACMAT Corp. Class A (b)         1,175,000
Companies         803,669   Danielson Holding Corp.
                            (a) (b) (c)                     5,726,142
                   50,000   Fund American Enterprises
                            Holdings, Inc. (b)              3,450,000
                    5,490   Sen-Tech Int'l Holdings, Inc.
                            (b) (c)                         1,749,718
                                                           ----------
                                                           12,100,860    3.87%
                                                           ----------
Life Insurance    138,000   ReliaStar Financial Corp.       5,761,500
                  107,600   Security-Connecticut Corp.      2,797,600
                                                           ----------
                                                            8,559,100    2.74%
                                                           ----------
Manufactured
Housing            89,000   Liberty Homes, Inc. Class A     1,017,937
                   40,000   Liberty Homes, Inc. Class B       460,000
                    8,640   Palm Harbor Homes, Inc. (b)       163,080
                                                           ----------
                                                            1,641,017    0.52%
                                                           ----------
Medical Supplies   68,800   Acuson Corp. (b)                  799,800
and Services      187,300   Datascope Corp. (b)             4,448,375
                   45,000   Progressions Health Systems,
                            Inc. (b)                           39,375
                   60,500   St. Jude Medical, Inc. (b)      3,221,625
                                                           ----------
                                                            8,509,175    2.72%
                                                           ----------
Membership        107,172   USTrails, Inc. (b)                 87,077    0.03%
Sports &                                                   ----------
Recreation Clubs

    The accompanying notes are an integral part of the financial statements.

                                       15

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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1995

                   SHARES                                      VALUE        % OF
                 OR UNITS   ISSUES                           (NOTE 1) NET ASSETS
--------------------------------------------------------------------------------
Mortgage Insurance 76,400   CMAC Investment Corp.         $3,629,000    1.16%
                                                           ---------
Motor Vehicles &   50,000   Ford Motor Co.                 1,437,500    0.46%
Cars' Bodies                                               ---------

Real Estate        31,000   Consolidated-Tomoka Land Co.     484,375
                  117,600   Forest City Enterprises, Inc.
                            Class A                        4,351,200
                    2,500   Forest City Enterprises, Inc.
                            Class B                           91,875
                  150,000   Price Enterprises, Inc.        2,175,000
                   10,000   Royal Palm Beach Colony,
                            Limited Partnership Units (b)     13,750
                                                           ---------
                                                           7,116,200    2.28%
                                                           ---------
Real Estate       480,336   Koger Equity, Inc. (b)         4,623,234
Investment Trusts 105,000   Mellon Participating Mortgage
                            Trust Co.                        223,125
                    5,100   Public Storage Properties XV,
                            Inc.                              84,787
                   16,300   Public Storage Properties XVI,
                            Inc.                             246,537
                    5,200   Public Storage Properties XVII,
                            Inc.                              84,500
                   15,000   Public Storage Properties XVIII,
                            Inc.                             251,250
                                                           ---------
                                                           5,513,433    1.76%
                                                           ---------
Reinsurance        20,000 LaSalle Re Limited (c)           2,000,000    0.64%
Companies                                                  ---------
Retail            582,800   Charming Shoppes, Inc. (b)     1,675,550
                   60,000   Sbarro, Inc.                   1,252,500
                   31,200   Weis Markets, Inc.               869,700
                                                           ---------
                                                           3,797,750    1.21%
                                                           ---------
Risk Arbitrage     58,000   Applied Immune Sciences,
                            Inc. (b)                         667,000
                  100,000   Kemper Corp.                   4,850,000
                  191,200   Kentucky Medical Insurance
                            Co. (a) (b)                    2,246,600
                  571,429   UnionFed Financial Corp.
                            Warrants (b) (c)                       0
                                                           ---------
                                                           7,763,600    2.48%
                                                           ---------
Security Brokers, 118,100   Alex. Brown Inc.               5,772,142
Dealers            55,900   Jefferies Group, Inc.          2,194,075
& Flotation       167,200   Legg Mason Inc.                4,807,000
Companies

    The accompanying notes are an integral part of the financial statements.

                                       16

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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1995

                   SHARES                                      VALUE        % OF
                 OR UNITS   ISSUES                            (NOTE1) NET ASSETS
--------------------------------------------------------------------------------
Security Brokers, 339,800   Piper Jaffray Companies
Dealers                     Inc. (a)                      $ 4,035,125
& Flotation       525,000   Raymond James Financial, Inc.  11,287,500
Companies         154,230   Ryan, Beck & Co., Inc. (a) (c)  1,137,446
(continued)                                                ----------
                                                           29,233,288    9.35%
                                                           ----------
Title Insurance   310,000   Stewart Information Services
                            Corp. (a)                       6,393,750
                  515,000   The First American Financial
                            Corp.                          12,038,125
                                                           ----------
                                                           18,431,875    5.89%
                                                           ----------
Venture Capital    44,000   Central Sprinkler Corp. (b)     1,452,000
                   19,200   Emerging Markets Infrastructure
                            Fund, Inc.                        182,400
                   57,000   Evans & Sutherland Computer
                            Corp. (b)                       1,197,000
                  100,000   Gish Biomedical, Inc. (b)         850,000
                   80,000   H & Q Life Sciences
                            Investors (b)                   1,000,000
                  100,000   Handex Environmental Recovery,
                            Inc. (b)                          625,000
                   77,400   Integrated Systems, Inc. (b)    2,709,000
                  300,000   Interphase Corp. (a) (b)        3,450,000
                  130,000   Meadowbrook Rehabilitation
                            Group, Inc. (b)                   162,500
                   50,000   Metricom, Inc. (b)                831,250
                  190,000   NetFRAME Systems Inc. (b)       1,068,750
                  269,600   PharmChem Laboratories, Inc. (b)1,449,100
                  150,000   Photronics, Inc. (b)            4,425,000
                  100,000   Telco Systems, Inc. (b)         1,112,500
                  122,500   Tricord Systems, Inc. (b)         459,375
                  100,000   UTILX Corp. (b)                   237,500
                  131,250   Zygo Corp. (b)                  3,937,500
                                                          -----------
                                                           25,148,875    8.04%
                                                          -----------
                            TOTAL COMMON STOCKS AND
                            LIMITED PARTNERSHIP UNITS     216,936,429
                            (Cost $157,577,544)           -----------

    The accompanying notes are an integral part of the financial statements.

                                       17

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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1995

                   SHARES                                      VALUE        % OF
                 OR UNITS   ISSUES                           (NOTE 1) NET ASSETS
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.29%
Depository
Institutions       20,000   Glendale Federal Bank
                            Convertible, Non-Cumulative,
                            8 3/4%, Series E               $ 842,500    0.27%
                                                           ---------
Security Brokers,
Dealers &           3,200   EVEREN Capital Corp.
Flotation Companies         Cumulative, 13 1/2%, Series A     69,200    0.02%
                                                           ---------
                            TOTAL PREFERRED STOCK
                            (Cost $566,600)                  911,700
                                                           ---------
                PRINCIPAL
               AMOUNT ($)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS - 20.13%

               30,000,000   U.S. Treasury Bill 4.85%,
                            11/02/95                      29,995,958
               33,000,000   U.S. Treasury Bill 4.90%,
                            11/09/95                      32,964,067
                                                         -----------
                            (Cost $62,960,025)            62,960,025   20.13%
                                                         -----------
                            TOTAL INVESTMENT
                            PORTFOLIO - 99.71%           311,810,819
                            (Cost $250,553,513)          -----------

                            CASH AND OTHER ASSETS
                            LESS LIABILITIES - 0.29%         911,546
                                                         -----------
                            NET ASSETS - 100.00%        $312,722,365
                            (Applicable to 14,524,055    ===========
                            shares outstanding)

Notes:

(a) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding common stock of these issuers.)
(b)  Non-income producing securities.
(c)  Restricted/fair valued securities.
(d)  Interest accrued at current rate of prime + 2%.
(e)  Interest accrued at current rate of prime + 4%.
(f) Inverse floaters-coupon rate moves inversely to a designated index, such as LIBOR or COFI, typically at a multiple of the changes of the relevant index rate.

*    Issuer in default.

    The accompanying notes are an integral part of the financial statements.

                                       18

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                          THIRD AVENUE VALUE FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1995

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $225,088,554)          $277,759,256
  Affiliated issuers (identified cost of $25,464,959)               34,051,563
                                                                   -----------
    Total investments (identified cost of $250,553,513)            311,810,819

Cash and cash equivalents (Note 1)                                   1,335,900
Receivable for fund shares sold                                        630,245
Dividends and interest receivable                                      325,200
Other assets                                                            12,112
                                                                   -----------
    Total assets                                                   314,114,276
                                                                   -----------

LIABILITIES:
Payable for securities purchased                                       551,239
Payable for fund shares redeemed                                       393,905
Payable to investment adviser                                          245,322
Accounts payable and accrued expenses                                  179,136
Payable to affiliates                                                   22,309
                                                                   -----------
    Total liabilities                                                1,391,911
                                                                   -----------
    Net assets                                                    $312,722,365
                                                                   ===========
SUMMARY OF NET ASSETS:
Common stock, $ 0.001 par value, authorized
  200,000,000 shares, outstanding 14,524,055 shares                   $ 14,524
Additional paid in capital                                         246,557,232
Accumulated undistributed net investment income                      4,586,481
Accumulated undistributed net realized gains from
  investment transactions                                              306,822
Net unrealized appreciation of investments                          61,257,306
                                                                   -----------
    Net assets applicable to outstanding capital shares           $312,722,365
                                                                   ===========

Net asset value offering and redemption price per share                 $21.53
                                                                        ======

    The accompanying notes are an integral part of the financial statements.

                                       19

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                          THIRD AVENUE VALUE FUND, INC.
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:

  Interest-unaffiliated issuers                                   $ 5,216,544
  Dividends-unaffiliated issuers                                    2,724,946
  Dividends-affiliated issuers                                        292,557
  Miscellaneous Income                                                 31,655
                                                                   ----------
    Total investment income                                         8,265,702

EXPENSES:

  Investment advisory fees (Note 3)                                 1,926,686
  Administration (Note 3)                                             195,078
  Transfer agent fees                                                 175,708
  Reports to shareholders                                             153,046
  Auditing and tax consulting fees                                     83,900
  Legal fees                                                           70,645
  Accounting services                                                  68,635
  Registration and filing fees                                         64,658
  Custodian fees (Note 4)                                              52,305
  Miscellaneous expenses                                               46,797
  Insurance expenses                                                   37,375
  Directors' fees and expenses                                         34,814
  Amortization of organization expenses (Note 1)                       26,964
  Service fees (Note 4)                                                13,097
                                                                   ----------
    Total operating expenses                                        2,949,708

                                                                   ----------

    Net investment income                                           5,315,994

                                                                   ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

  Net realized losses on investments-affiliated issuers            (1,838,180)
  Net realized gains on investments-unaffiliated issuers            3,953,960
  Net change in unrealized appreciation on investments             41,324,327
                                                                   ----------
    Net realized and unrealized gains on investments               43,440,107
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $48,756,101
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                                      20

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                          THIRD AVENUE VALUE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                  FOR THE           FOR THE
                                                    YEAR             YEAR
                                                    ENDED            ENDED
                                              OCTOBER 31, 1995  OCTOBER 31, 1994
                                              ----------------  ----------------
OPERATIONS:
  Net investment income                          $ 5,315,994      $ 2,821,408
  Net realized gains (losses) on investments-
    affiliated issuers                            (1,838,180)         593,030
  Net realized gains (losses) on investments-

    unaffiliated issuers                           3,953,960         (881,546)
  Net change in unrealized appreciation
    on investments                                41,324,327        2,536,222
                                                ------------     ------------
  Net increase in net assets resulting
   from operations                                48,756,101        5,069,114
                                                ------------     ------------
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                             (2,643,291)      (1,693,747)
  Distributions to shareholders from
    net realized
    gains on investments                          (1,518,034)      (1,049,977)
                                                ------------     ------------
                                                  (4,161,325)      (2,743,724)
                                                ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                   112,183,260       94,274,948
  Net asset value of shares issued in
    reinvestment of dividends and distributions    3,493,053        2,236,939
  Cost of shares redeemed                        (34,741,140)     (30,602,448)
                                                ------------     ------------

Net increase in net assets resulting from
  capital share transactions                      80,935,173       65,909,439
                                                ------------     ------------

Net increase in net assets                       125,529,949       68,234,829
Net assets at beginning of year                  187,192,416      118,957,587
                                                ------------     ------------

Net assets at end of year
  (including undistributed net investment
  income of $4,586,481 and $1,913,778
  respectively)                                   $312,722,365   $187,192,416
                                                  ============   ============

    The accompanying notes are an integral part of the financial statements.

                                       21

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                          THIRD AVENUE VALUE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   ORGANIZATION:

   Third Avenue Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. Investment operations commenced on November 1, 1990.

   ACCOUNTING POLICIES:
   The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

   SECURITY VALUATION:
   Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Non-NASDAQ securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost plus accrued interest, which approximates market.

   The Fund may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Directors of the Fund, although actual evaluations may be made by personnel acting under procedures established by the Board. Such securities had a fair value of $26,399,913 or 8.44% of net assets, at October 31, 1995. Among the factors considered by the Board of Directors in determining fair value are the type of security, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer.

                                       22

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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

   Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

   DISTRIBUTIONS TO SHAREHOLDERS:

   Dividends from net investment income to shareholders and distributions from realized gains on sales of securities are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification. For the year ended October 31, 1995, there were no permanent "book/tax" differences.

   FEDERAL INCOME TAXES:

   The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

   ORGANIZATIONAL COSTS:

   The initial costs  incurred by the Fund in connection  with its  organization
   and  registration   were  amortized  over  a  period  of  sixty  months  from
   commencement of operations on a straight-line basis.

   CASH AND CASH EQUIVALENTS:

   The Fund has defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

                                       23

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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SECURITIES TRANSACTIONS
   PURCHASES AND SALES:
   The aggregate cost of purchases of unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended October 31, 1995, was $65,532,247 and $6,852,012 respectively. The aggregate proceeds from sales of investments of unaffiliated and affiliated issuers for the period ended October 31, 1995, was $31,319,841 and $113,660, respectively.

   At October 31, 1995, cost for federal income tax purposes amounted to $252,769,868. Accordingly, the net unrealized appreciation based on cost for federal income tax purposes of $59,040,951 was comprised of gross unrealized appreciation and depreciation of $64,510,255 and $5,469,304 respectively.

3. INVESTMENT ADVISORY SERVICES AND DISTRIBUTION AGREEMENT
   The Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. From the inception of the Fund through April 25, 1995, the terms of the Investment Advisory Agreement provided for a monthly fee of 1/12 of .75% (an annual fee rate of .75%) on the first $100,000,000 of the average daily net assets of the Fund payable each month, 1/12 of .625% (an annual rate of .625%) on the next $100,000,000 of the average daily net assets of the Fund and 1/12 of .50% (an annual rate of .50%) on the average daily net assets of the Fund in excess of $200,000,000. On April 26, 1995, the Fund's shareholders approved an amendment to the Advisory Agreement to provide for a monthly fee of 1/12 of .90% (an annual fee rate of .90%) of the total average daily net assets of the Fund payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Fund which are reimbursable by the Fund, which include salaries of non-officer employees, rent and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries and rent are included under the caption Administration. At October 31, 1995, the Fund had a payable of $22,309 to affiliates for reimbursement of expenses paid by affiliates.

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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Whenever, in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to its income account, including the investment advisory fee and the amounts reimbursable to the Adviser for the administration of the Fund, but excluding interest and taxes, exceeds 2 1/2% of the first $30,000,000 of the average daily net assets of the Fund for the fiscal year, plus 2% of the next $70,000,000, plus 1 1/2% of the remaining balance of the average daily net assets of the Fund, the Adviser is obligated under the Investment Advisory Agreement to reimburse the Fund in an amount equal to that excess. No expense reimbursement was required for the year ended October 31, 1995.

   Pursuant to a distribution agreement, which was amended on February 28, 1995 when the Fund became no load, M.J. Whitman, Inc. ("MJW, Inc.", formerly M.J. Whitman, L.P.), a registered broker-dealer and an affiliate of the Fund, acted as agent in arranging for the sale of the Fund's shares and bore all advertising and promotional expenses incurred in the sale of shares. For its services, the Distribution Agreement provided for MJW, Inc. to receive and retain the portion of the sales load which was imposed on sales of shares and not reallowed to other dealers. For the year ended October 31, 1995, MJW, Inc. has advised the Fund that as underwriter and distributor it retained sales charges of $68,970.

4. RELATED PARTY TRANSACTIONS
   BROKERAGE COMMISSIONS:
   Martin J. Whitman, the Chairman and a director of the Fund, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both MJW, Inc. and M.J. Whitman Sr. Debt Corp., a dealer in the trading of bank debt and other private claims. For the year ended October 31, 1995, the Fund incurred total brokerage commissions of $320,517 of which approximately $269,152 was earned by MJW, Inc. and $22,689 was earned by M.J. Whitman Sr. Debt Corp. The Fund also paid brokerage commissions of $2,310 to Piper Jaffray Companies Inc., an affiliate of the Fund.

   INVESTMENT SECURITIES:
   At October 31, 1995, the Fund owned 803,669 shares of Danielson Holding Corp. ("DHC"), representing 5.23% of its outstanding common stock. Martin J. Whitman is the Chairman and a director of DHC.

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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   At October 31, 1995, the Fund owned 300,000 shares of Interphase Corp., representing 6.58% of its outstanding common stock.

   At October 31, 1995, the Fund owned 310,000 shares of Stewart Information Services Corp., representing 5.38% of its outstanding common stock.

   At October 31, 1995, the Fund owned 500,000 shares of Capital Guaranty Corp., representing 5.69% of its outstanding common stock.

   At October 31, 1995,  the Fund,  along with a group of affiliated  investment
   vehicles,   owned   1,446,680   shares  of  Piper  Jaffray   Companies  Inc.,
   representing 8.29% of its outstanding common stock.

   At October  31,  1995,  the Fund,  along with an  affiliated  company,  owned
   200,000 shares of Ryan, Beck & Co., Inc., representing 6.47% of its outstanding common stock.

   At October 31, 1995, the Fund owned 191,200 shares of Kentucky Medical Insurance Co., Inc., representing 9.53% of its outstanding common stock.

   CUSTODIAN:
   Danielson Trust Company ("DTC"), a wholly owned subsidiary of DHC, serves as the custodian for the Fund. For these services, DTC was paid fees of $52,305 for the year ended October 31, 1995, of which $10,050 was payable to DTC at October 31, 1995.

   SERVICE FEES:
   The Fund entered into an administration agreement with MJW, Inc. on April 26, 1995. The terms of the Agreement provide for the Fund to pay MJW, Inc. a quarterly fee of 1/4 of .10% (an annual fee rate of .10% ) of average daily net assets invested in the Fund by MJW, Inc. customers in an omnibus account. In exchange for this fee, MJW, Inc. renders to such customers, various administrative services, which the Fund would otherwise be obligated to supply directly. For these services, MJW, Inc. was paid fees of $13,097 for the year ended October 31, 1995, of which $2,240 was payable to MJW, Inc. at October 31, 1995.

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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL  SHARE TRANSACTIONS
   Transactions in capital stock were as follows:

                                                  FOR THE          FOR THE
                                                YEAR ENDED        YEAR ENDED
                                             OCTOBER 31, 1995  OCTOBER 31, 1994
                                             ----------------  ----------------
Increase in Fund shares:

    Shares outstanding at beginning of year     10,396,658        6,638,255
    Shares sold                                  5,699,436        5,381,944
    Shares reinvested from dividends and
        distributions                              205,837          128,045
    Shares redeemed                             (1,777,876)      (1,751,586)
                                                ----------       ----------
Net increase in Fund shares                      4,127,397        3,758,403
                                                ----------       ----------
Shares outstanding at end of year               14,524,055       10,396,658
                                                ==========       ==========

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                          THIRD AVENUE VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR) AND RATIOS ARE AS FOLLOWS:

                                             YEARS ENDED OCTOBER 31,
                                     ---------------------------------------
                                     1995     1994      1993    1992    1991
                                     -----    -----     -----   -----   -----
Net Asset Value, Beginning of Year  $18.01    $17.92   $13.57  $12.80  $10.00
                                    -----     -----     -----   -----   -----
Income from Investment Operations:

  Net investment income                .38       .29      .18     .19     .15
  Net gain on securities (both
    realized and unrealized)          3.53       .16     4.77     .64    4.65
                                     -----     -----    -----   -----   -----
  Total from Investment Operations    3.91       .45     4.95     .83    4.80
                                     -----     -----    -----   -----   -----
Less Distributions:
  Dividends from net investment
    income                            (.25)     (.22)    (.24)   (.02)   (.15)
  Distributions from realized gains   (.14)     (.14)    (.36)   (.04)  (1.85)
                                     -----     -----    -----   -----   -----
  Total Distributions                 (.39)     (.36)    (.60)   (.06)  (2.00)
                                     -----     -----    -----   -----   -----

Net Asset Value, End of Year        $21.53    $18.01   $17.92  $13.57  $12.80
                                     =====     =====    =====   =====   =====
Total Return (not including
  sales load)                        22.31%    2.56%   37.36%   6.50%  49.16%
Ratios/Supplemental Data:
  Net Assets, End of Year
    (in thousands)                 $312,722 $187,192 $118,958 $31,387 $17,641
  Ratio of Expenses to

    Average Net Assets                1.25%    1.16%    1.42%   2.32%   2.50%
  Ratio of Net Income to
    Average Net Assets                2.24%    1.85%    1.45%   1.71%   1.71%
  Portfolio Turnover Rate               15%      5%       17%     31%     67%


    The accompanying notes are an integral part of the financial statements.

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                        REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of
Third Avenue Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note 1, the financial statements include securities, valued at $26,399,913 (8.4% of net assets) at October 31, 1995, whose estimated values have been approved by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of value and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market value for the securities existed, and the differences could be material to the financial statements.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 13, 1995
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                               BOARD OF DIRECTORS
                                 Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                   Jack Weprin
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                       Allison Cutler, Assistant Treasurer

                              Jill Kopin, Secretary

                                 TRANSFER AGENT
                            Fund/Plan Services, Inc.
                                  P.O. Box 874
                           Conshohocken, PA 19428-0874
                                 (610) 834-3500
                           (800) 441-6580 (toll-free)

                                    CUSTODIAN
                               Danielson Trust Co.
                                  525 B Street
                            San Diego, CA 92101-4492

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                767 THIRD AVENUE
                               NEW YORK, NY 10017

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021